Intangible assets	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
Intangible assets	Intangible assets:

	December 31, 2024	December 31, 2023
ERP management reporting software system	$1,757	$1,406

		Accumulated	Net carrying
Balance	Cost	amortization	amount
At January 1, 2023	$79,227	$74,013	$5,214
Additions to intangible assets	154	—	154
Amortization expense		1,696	(1,696)
Impairment on intangible assets (note 26)		2,266	(2,266)
At December 31, 2023	79,381	77,975	1,406
Impaired asset retirement adjustment	(19,799)	(19,799)	—
Adjusted opening balance at December 31, 2023	59,582	58,176	1,406
Additions to intangible assets	1,768	—	1,768
Amortization expense	—	759	(759)
Impairment on intangible assets		658	(658)
Impaired asset retirement adjustment	(6,269)	(6,269)	—
At December 31, 2024	$55,081	$53,324	$1,757
10.     Intangible assets (cont'd):
Additions to intangible assets in 2024 of $1,768,000 (2023 - $154,000) consist primarily of costs to expand and enhance the capabilities of the ERP management reporting software system.
Amortization expense on intangible assets is allocated to research and product development expense or general and administration expense depending upon the nature of the underlying assets. During the year ended December 31, 2024, amortization of $759,000 (2023 - $1,696,000) was recorded.
During the year ended December 31, 2024, the Corporation recognized impairment charges on intangible assets of $658,000 consisting of a write-down of certain information technology assets located in Denmark primarily as a result of the global corporate restructuring initiated in September 2024.
During the year ended December 31, 2023, the Corporation recognized impairment charges on intangible assets of $2,266,000 in net loss from discontinued operations consisting of the write-down of technology intangible assets to their estimated fair value of $nil as a result of the restructuring and effective closure of operations of Ballard Motive Solutions in the U.K. (note 26).